Exhibit 99.1

EFiled: Dec 03 2024 03:59PM EST Transaction ID 75123482 Case No. 2024-1242-

IN THE COURT OF CHANCERY OF THE STATE OF DELAWARE

IN RE GEVO, INC.	C.A. No. 2024-____-_____

VERIFIED PETITION FOR RELIEF PURSUANT TO 8 DEL. C. § 205

Petitioner Gevo, Inc. (“Gevo” or the “Company”), by and through its undersigned counsel, brings this petition pursuant to 8 Del. C. § 205, seeking to have this Court validate a potentially defective corporate act as follows:

NATURE OF THE ACTION

1.           In 2014, the General Assembly enacted Sections 204 and 205 of the Delaware General Corporation Law, creating a mechanism for judicial validation of defective corporate acts that could potentially harm the corporation.

2.           Gevo seeks to validate the results of stockholder votes at two specific annual stockholder meetings. The proposals concerned the increase in authorized shares of common and/or preferred stock.

3.          At the 2013 annual meeting of stockholders (the “2013 Annual Meeting”), Gevo stockholders approved an amendment to its certificate of incorporation to increase the number of authorized shares of common and preferred stock (the “2013 Amendment”).

4.          At the 2014 annual meeting of stockholders (the “2014 Annual Meeting”), Gevo obtained stockholder approval for another amendment to its certificate of incorporation to increase the number of authorized shares of common stock (the “2014 Amendment” and, together with the 2013 Amendment, the “Amendments”).

5.          A recent stockholder demand regarding the stockholder votes at the 2013 and 2014 Annual Meetings questioned the validity of the Amendments. The current status of Gevo’s capital structure is now under a cloud, endangering Gevo’s financial stability and status as a public company.

6.          Gevo believes stockholder ratification pursuant to 8 Del. C. § 204 is impracticable due to the operation of the public securities market and the nature of beneficial ownership, which mean it cannot trace or identify the shares of common stock issued in reliance on the Amendments. Gevo currently has approximately 239 million common shares outstanding, a majority of which were authorized by the Amendments. Consequently, Gevo cannot use Section 204 of the DGCL because it cannot conduct a vote of the holders of a majority of the voting power of its stock that are not shares approved in the Amendments, as it cannot identify those shares or who holds them.

7.          Gevo therefore brings this action pursuant to 8 Del. C. § 205, seeking this Court’s assistance in validating the corporate acts in question.

8.           Relief from this Court is necessary to validate the two stockholder votes increasing the number of authorized shares of both common and preferred stock, and thus resolve the uncertainty regarding their legitimacy.

PARTIES

9.           Gevo is a Delaware corporation with its principal place of business in Englewood, Colorado. Gevo is a biofuel company working to reduce greenhouse gas emissions by creating sustainable, bio-based fuel alternatives.

FACTS

I.            The 2013 Annual Meeting

10.         On April 24, 2013, Gevo issued its definitive proxy statement for an annual meeting (the “2013 Annual Proxy”). A true and correct copy of the 2013 Annual Proxy is attached hereto as Exhibit A.

11.         The 2013 Annual Proxy identified proposals stockholders would vote on, including Proposal 2 (the “2013 Increase Proposal”): “Amendment to the Company’s Certificate of Incorporation to Increase the Authorized Shares of Common and Preferred Stock.” Ex. A at 11.

12.         The 2013 Increase Proposal sought “[t]o approve an amendment to [Gevo’s] Amended and Restated Certificate of Incorporation to increase the number of authorized shares of [Gevo] common stock from 100,000,000 to 150,000,000 and the number of authorized shares of [Gevo] preferred stock from 5,000,000 to 10,000,000.” Id. at 2; 11. The Gevo Board of Directors recommended that stockholders vote “for” the 2013 Increase Proposal. Id. at 14.

13.         The 2013 Annual Proxy stated on page 11:

The Board believes that the proposed increase in the number of authorized shares of common stock is in the best interests of our Company and our stockholders. The Board believes that the authorized common stock should be increased to provide sufficient shares for such corporate purposes as may be determined by the Board. These purposes may include, among others, the issuance of common stock to (i) facilitate raising capital through the sale of stock, (ii) make Coupon Make-Whole Payments (as defined below) in common stock as allowed under our 7.5% convertible notes due 2022 (the “Convertible Notes”), (iii) facilitate potential mergers or acquisitions and/or (iv) attract or retain valuable employees through the issuance of stock options. Except as described above or elsewhere in this proxy statement, we have no plans, understandings, commitments, agreements or undertakings concerning the issuance of any such additional shares. The Board, however, considers the authorization of additional shares of common stock advisable to ensure prompt availability of shares for issuance should the occasion arise.

The Board further believes that the increase in the number of authorized shares of preferred stock is also in the best interests of our Company and our stockholders. The Board believes that the authorized preferred stock should be increased to provide sufficient shares for such corporate purposes as may be determined by the Board. These purposes may include, among others, the issuance of preferred stock to facilitate raising capital through the sale of stock and/or potential mergers or acquisitions. Except as described above or elsewhere in this proxy statement, we have no plans, understandings, commitments, agreements or undertakings concerning the issuance of any such additional shares. The Board, however, considers the authorization of additional shares of preferred stock advisable to ensure prompt availability of shares for issuance should the occasion arise.

Id. at 11-12.

14.         The 2013 Annual Proxy further stated that approval of the 2013 Increase Proposal would “require the affirmative vote of the holders of a majority of the common stock issued and outstanding and entitled to vote as of the Record Date. Abstentions and broker non-votes will have the same effect as a vote against the proposal.” Id. at 14.

15.         NYSE Rule 4521 generally permits brokers to vote shares as to which the beneficial owner has not provided instructions, except as to specified matters. Importantly, the Rule does not prohibit brokers from exercising discretionary authority to vote shares as to which the beneficial owner has not provided voting instructions with respect to an amendment to the certificate of incorporation to increase the number of authorized common shares.

16.         At the 2013 Annual Meeting, votes cast by nominees/brokers in favor of the 2013 Increase Proposal without instruction from the beneficial owners of certain outstanding shares were counted in favor of the 2013 Increase Proposal in accordance with the NYSE rules that govern how brokers may cast such votes for the issuance of common shares.

1  Gevo is listed on NASDAQ, where its stock has traded at all relevant times. In 2010, NASDAQ adopted a rule governing the ability of nominees/brokers to vote without instruction from the beneficial owners. See NASDAQ Rule 2251. That rule was amended in 2019 but remained substantially the same. See NASDAQ General 9 Section 6(d). However, NYSE Rule 452 governs how a NYSE-licensed broker may vote shares on behalf of clients, regardless of the exchange on which the company is listed. See SEC Rel. No. 34-60215, at 20 n.69 (2009) (“We note that NYSE Rule 452 is a member rule. Accordingly, NYSE members would follow the NYSE rule regardless of where a security is listed.”).

17.         Certain statements in the 2013 Annual Proxy were inconsistent with this approach. In particular, the 2013 Annual Proxy stated that brokers may use their discretion to vote on “routine matters but cannot vote on non-routine matters.” Ex. A at 4. The 2013 Annual Proxy further explained to stockholders that “[i]f the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares,” effectively constituting a vote “against” the proposal. Id.

18.         The 2013 Annual Proxy identified only “Proposal 4, the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2013”, as a “routine” matter. Id. All other proposals, including the 2013 Increase Proposal, were classified as “non-routine” matters. Id.

19.         The 2013 Annual Meeting was held on June 6, 2013. Broker discretionary votes were counted as votes “for” the 2013 Increase Proposal, as a result of which the “for” votes exceeded the required outstanding stock majority vote threshold. Gevo was not informed by its agents of any inconsistency between the requirements of NYSE Rules and the statements in the 2013 Annual Proxy relating to the approval of the 2013 Increase Proposal as it related to an increase in the number of authorized common shares. Although the NYSE Rules permit broker discretionary votes to be counted in favor of the increase in authorized shares of common stock (because an increase in the authorized shares of common stock is treated as a routine matter), doing so was inconsistent with disclosures in the proxy statement, which stated that brokers would not have discretion to vote on the 2013 Increase Proposal. In contrast to common stock, NYSE Rules did not permit broker discretionary votes to be counted in favor of the amendment to increase the authorized shares of preferred stock.

20.         Gevo filed a Certificate of Amendment with the Delaware Secretary of State on June 7, 2013 (the “2013 Certificate of Amendment”), memorializing the adoption of the increase in authorized common and preferred stock.

21.        At all times following the 2013 Annual Meeting, Gevo and its Board of Directors treated the approval of the 2013 Increase Proposal as valid. Third parties also treated the approval of the 2013 Increase Proposal as valid, including third parties who subsequently purchased the Gevo common stock through public offerings. No shares of preferred stock have been issued.

II.          The 2014 Annual Meeting

22.         On May 20, 2014, Gevo issued its definitive proxy statement for an annual meeting (the “2014 Annual Proxy”). A true and correct copy of the 2014 Annual Proxy is attached hereto as Exhibit B.

23.         The 2014 Annual Proxy identified a number of proposals to be voted on, including Proposal 2 (the “2014 Increase Proposal”): “Amendment to the Company’s Certificate of Incorporation to Increase the Authorized Shares of Common Stock”. Ex. B at 11. The 2014 Annual Proxy stated “[t]he Board has voted to recommend to the stockholders that the Company amend its Certificate of Incorporation to increase the number of authorized shares of common stock from 150,000,000 to 250,000,000 shares.” Id.

24.         The 2014 Annual Proxy further stated:

The Board believes that the proposed increase in the number of authorized shares of common stock is in the best interests of our Company and our stockholders. The Board believes that the authorized common stock should be increased to provide sufficient shares for such corporate purposes as may be determined by the Board.

These purposes may include, among others, the issuance of common stock to: (i) facilitate raising capital through the sale of stock and instruments convertible into shares of common stock; (ii) make Coupon Make-Whole Payments (as defined below) in common stock as allowed under our 7.5% convertible notes due 2022 (the “Convertible Notes”); (iii) settle conversion of the Convertible Notes, if any, and exercises of outstanding warrants; (iv) settle conversion of the 2017 Notes, if any, and Make-Whole Payments (as defined in Proposal 4) in common stock in connection therewith; (v) facilitate potential mergers or acquisitions; and/or (vi) attract or retain valuable employees through the issuance of stock options. Except as described above or elsewhere in this proxy statement, we have no plans, understandings commitments, agreements or undertakings concerning the issuance of any such additional shares. The Board, however, considers the authorization of additional shares of common stock advisable to ensure prompt availability of shares for issuance should the occasion arise.

Id. at 11-12.

25.         Like the previous year, the 2014 Annual Proxy stated that passing the 2014 Increase Proposal would “require the affirmative vote of the holders of a majority of the common stock issued and outstanding and entitled to vote as of the Record Date. Abstentions and broker non-votes will have the same effect as a vote against the proposal.” Id. at 14.

26.         At the 2014 Annual Meeting, votes cast by nominees/brokers in favor of the 2014 Increase Proposal without instruction from the beneficial owners of certain outstanding shares were counted in favor of the 2014 Increase Proposal in accordance with the NYSE rules that govern how brokers may cast such votes.

27.         Certain statements made in the 2014 Annual Proxy were inconsistent with this approach. In particular, the 2014 Annual Proxy stated that brokers may use their discretion to vote on “routine matters but cannot vote on non-routine matters.” Id. at 4. The 2014 Annual Proxy further explained to stockholders that “[i]f the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares”, effectively constituting a vote “against” the proposal. Id.

28.         The 2014 Annual Proxy identified only “Proposal 3, the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014”, as a “routine” matter. Id. All other proposals, including the 2014 Increase Proposal, were classified as “non-routine” matters. Id. The classification of the 2014 Increase Proposal as a “non-routine” matter was incorrect under the NYSE rules.

29.         The 2014 Annual Meeting was held on July 3, 2014. Broker discretionary votes were counted as votes “for” the 2014 Increase Proposal, as a result of which the “for” votes exceeded the required outstanding stock majority vote threshold. Gevo was not informed by its agents that there was an inconsistency between the requirements of the NYSE Rules and the statements regarding the approval of an increase in the authorized number of shares of common stock in the 2014 Annual Proxy. Although the NYSE Rules permit broker discretionary votes to be counted in favor of the increase in authorized shares of common stock (because an increase in the authorized shares of common stock is treated as a routine matter), doing so was inconsistent with disclosures in the proxy statement.

30.         The Certificate of Amendment was filed with the Delaware Secretary of State on July 7, 2014 (the “2014 Certificate of Amendment”).

31.         At all times following the 2014 Annual Meeting, Gevo and its Board of Directors treated the approval of the 2014 Increase Proposal as valid. Third parties also treated the approval of the 2014 Increase Proposal as valid, including third parties who subsequently purchased the Gevo common stock through public offerings.

III.         Pressing Harm to the Company

32.         Any uncertainty regarding the Company’s capital structure and the validity of its stock would cause the Company severe harm. Like most public companies, Gevo depends on the ability to regularly access the capital markets to fund its ongoing business and financial needs. Access to the capital markets depends on the ability to make accurate representations and deliver opinions about the capitalization of the Company. If its access to capital markets were to be jeopardized, the Company’s liquidity position would be compromised, which would potentially disrupt the Company’s cash management strategy and ability to grow and invest in its business.

33.         Additionally, uncertainty as to the validity of Gevo’s outstanding shares could potentially cause market disruption, and could lead to consequent loss of value for Gevo’s stockholders and loss of eligibility to remain listed on NASDAQ.

34.         Gevo therefore seeks this Court’s assistance to validate the increases in the number of authorized shares of common and preferred stock approved by stockholder votes at the 2013 Annual Meeting and 2014 Annual Meeting, respectively, to prevent significant harm to the Company and its stockholders.

COUNT I

Validation of Corporate Acts Under 8 Del. C. § 205

35.         The Company incorporates by reference and realleges each and every allegation contained above as if fully set forth herein.

36.         The Company is authorized to bring this petition under 8 Del. C. § 205(a).

37.         Under 8 Del. C. § 205(a), this Court may determine the validity of any corporate act, transaction and stock, and may determine the validity and effectiveness of any defective corporate act and any putative stock.

38.         A defective corporate act includes any act or transaction purportedly taken by or on behalf of the corporation that is within the power of a corporation but is void or voidable due to a failure of authorization. A failure of authorization includes, among other things, the failure to authorize or effect an act or transaction in compliance with “(A) the provisions of [the DGCL], (B) the certificate of incorporation or bylaws of the corporation ... if and to the extent such failure would render such act or transaction void or voidable.” 8 Del. C. § 204(h)(2).

39.         Gevo effectuated the Amendments with the belief that the votes at the 2013 Annual Meeting and 2014 Annual Meeting were valid and in compliance with Delaware law. Gevo was not informed at those times that those stockholder votes were counted in a manner inconsistent with the Company’s disclosures to its stockholders or, in the case of the preferred stock, inconsistent with applicable NYSE Rules relating to broker discretionary voting.

40.         The Company has treated the Amendments as valid and treated all acts in reliance on the Amendments of those votes as valid.

41.         The Company issued additional shares of common stock in reliance on the effectiveness of the Amendments and has reflected those shares as issued and outstanding in its SEC filings, financial statements and third-party agreements requiring it to indicate the number of authorized shares of common stock since the time they were issued.

42.         Third parties, including financing sources, key business partners, stockholders, employees, directors and officers, have relied on the validity of the Amendments and treated all acts in reliance on the Amendments as valid.

43.         On information and belief, no persons would be harmed by the validation of the Amendments. The results of the 2013 Annual Meeting and 2014 Annual Meeting and the filing of the Certificates of Amendment thereafter were all disclosed publicly, and actions have been taken in good-faith reliance thereon.

44.         Without relief from this Court, the Company and its stockholders may be imminently, irreparably harmed.

45.         Gevo does not have an adequate remedy at law.

PRAYER FOR RELIEF

WHEREFORE, the Company requests that this Court enter an Order and Final Judgment:

(a)         Validating and declaring effective the increase in the number of authorized shares of common stock and preferred stock, as reflected in the 2013 Certificate of Amendment, effective June 7, 2013;

(b)        Validating and declaring effective the increase in the number of authorized shares of common stock, as reflected in the 2014 Certificate of Amendment, effective July 7, 2014; and

(c)         Awarding the Company such other and further relief as the Court deems just and proper.

POTTER ANDERSON & CORROON LLP

	By:	/s/ Nicholas D. Mozal
Michael A. Pittenger (#3212)
Nicholas D. Mozal (#5838)
Charles P. Wood (#6626)
Megan R. Thomas (#7273)
1313 N. Market Street
Hercules Plaza, 6th Floor
Wilmington, Delaware 19801
(302) 984-6000
mpittenger@potteranderson.com
nmozal@potteranderson.com
cwood@potteranderson.com
Dated: December 3, 2024		mthomas@potteranderson.com

Attorneys for Petitioner Gevo, Inc.

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